UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 1-12507

Date of Report (date of earliest event reported):  April 29, 2009

ARROW FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

New York

22-2448962

(State or other jurisdiction of

(I.R.S. Employer Identification No.)

incorporation or organization)

          250 Glen Street

       Glens Falls, New York

12801

(Address of principal executive offices)

(Zip Code)

(518) 745-1000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act.

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On April 29, 2009, Gerard R. Bilodeau, Senior Vice President and Corporate Secretary,   announced his retirement from Arrow Financial Corporation (the “Company”) after a career of forty years with the Company.  Mr. Bilodeau’s retirement as Corporate Secretary will be effective May 1, 2009 and his retirement as Senior Vice President will be effective June 30, 2009.

Item  8.01

Other Events.

On May 1, 2009, the Company issued a press release announcing the appointments,  effective May 1, 2009, of Thomas J. Murphy, CPA, as Vice President and Corporate Secretary of the Company,  and Raymond F. O’Conor and David S. DeMarco as Senior Vice Presidents of the Company.

The full text of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01

Financial Statements and Exhibits

Exhibits:

Exhibit No.

Description

Exhibit 99.1

Arrow Financial Corporation Press Release dated May 1, 2009.

*            *          *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW FINANCIAL CORPORATION

Dated:  May 1, 2009

By: /s/ Terry R. Goodemote

Terry R. Goodemote, Senior Vice President

Treasurer and Chief Financial Officer